UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2011

Commission File Number 333-117800

Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001
(Address of executive offices, including zip code)

(563) 690-4975
(Registrant’s telephone number, including area code)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

Amendment to Amended and Restated Loan and Security Agreement

On February 2, 2011, Peninsula Gaming, LLC (“PGL”), Diamond Jo, LLC (“DJL”), The Old Evangeline Downs, L.L.C. (“EVD”), Belle of Orleans, L.L.C. (“ABC”), Diamond Jo Worth, LLC (“DJW”) and Kansas Star Casino, LLC (“KSC” and, together with PGL, DJL, EVD, DJW and ABC, the “Borrowers”), the lenders that are signatories thereto (the “Lenders”) and Wells Fargo Capital Finance, Inc. (f/k/a Wells Fargo Foothill, Inc.), as the arranger and agent for the Lenders, entered into a Second Amendment to Amended and Restated Loan and Security Agreement (the “Second Amendment”), a copy of which is attached as Exhibit 10.1 to this Form 8-K, amending the Amended and Restated Loan and Security Agreement, dated as of October 29, 2009, as amended by the First Amendment to Amended and Restated Loan and Security Agreement, dated as of June 15, 2010 (as so amended, the “Loan and Security Agreement”), which, among other things, (i) permits the issuance of up to $80.0 million in aggregate principal amount of additional 8⅜% Senior Secured Notes due 2015 (the “Secured Notes”) issued under that certain indenture, dated as of August 6, 2009 (the “Secured Notes Indenture”), (ii) provides for a reduction in the maximum revolver amount under the facility from $58.5 million to $50.0 million, (iii) extends the maturity date of the facility from January 15, 2014 to January 15, 2015 and (iv) permits certain capital expenditures in connection with the development of the Kansas Star Casino, Hotel and Event Center in Sumner County, Kansas (the “Kansas Star Development Project”).

The preceding summary of the Second Amendment is not intended to be complete and is qualified in its entirety by reference to the Second Amendment filed as an exhibit to this Form 8-K.

Kansas Lottery Gaming Facility Management Contract

On January 31, 2011, KSC became a party to that certain Lottery Gaming Facility Management Contract (the “Management Contract”) with the State of Kansas (the “State”).  The Management Contract confers upon KSC the exclusive right to operate a lottery gaming business in the south central gaming zone in Kansas for a period of 15 years, which may be renewed by the Kansas Lottery Commission. The Management Contract gives KSC the right, subject to certain limitations, to own and develop all of the assets of the casino and related amenities and the right to manage the operation of the games on behalf of the State. Pursuant to the Management Contract, the State will retain 27-31% of gross gaming revenue, based on a tiered revenue structure, and KSC will receive the balance of gross gaming revenue and retain all non-gaming revenue.

In addition, the Management Contract requires KSC to construct the gaming facility, at its own expense, within certain construction benchmarks.  The Management Contract provides for the opening to the public of an interim gaming facility within 13 months after January 14, 2011 (the “effective date”), the completion of the first phase of construction of the gaming facility within 24 months after the effective date and the completion of the second phase of construction for an expanded gaming facility within 48 months after the effective date.  A copy of the Management Contract is attached as Exhibit 10.2 to this Form 8-K.  The preceding summary of the Management Contract is not intended to be complete and is qualified in its entirety by reference to the Management Contract filed as an exhibit to this Form 8-K.

Item 8.01.  Other Events

Receipt of Requisite Consents in Consent Solicitation

On February 1, 2011, PGL issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein announcing that the Issuers have received the requisite consents to adopt certain proposed amendments to the Secured Notes Indenture pursuant to their previously announced consent solicitation for the Secured Notes.  The Issuers and U.S. Bank National Association, the trustee under the Secured Notes Indenture, have executed a supplemental indenture giving effect to such proposed amendments.  A copy of the supplemental indenture is attached as Exhibit 10.3 to this Form 8-K.  The preceding summary of the supplemental indenture is not intended to be complete and is qualified in its entirety by reference to the supplemental indenture filed as an exhibit to this Form 8-K.

Launch and Pricing of Secured Notes Offering

On February 2, 2011, PGL announced a proposed offering of $80 million in aggregate principal amount of Secured Notes, which Secured Notes priced the same day at 105%, plus accrued interest from August 15, 2010. The private offering of Secured Notes is expected to close on February 9, 2011. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities.  PGL issued the press releases attached as Exhibits 99.2 and 99.3, respectively, to this Form 8-K and incorporated by reference herein announcing the launch and pricing of such Secured Notes offering.

            The net proceeds from the offering of the Secured Notes will be used primarily to develop the first phase of PGL’s new gaming facility in Mulvane, Kansas and for general corporate purposes.

The Secured Notes are being offered only to qualified institutional buyers under Rule 144A of the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act. The Secured Notes have not been registered under the Securities Act, any other federal securities laws or the securities laws of any state, and until so registered, the Secured Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Addition of KSC as Borrower and Guarantor

In connection with the transactions described in this Form 8-K, PGL has added KSC as a borrower under the Loan and Security Agreement and as a guarantor under each of the Secured Notes Indenture and the indenture governing the Unsecured Notes.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Loan and Security Agreement, dated February 2, 2011 (filed herewith).
10.2	Lottery Gaming Facility Management Contract, dated October 19, 2010 (filed herewith).
10.3	Fourth Supplemental Indenture to the Secured Notes Indenture, dated February 1, 2011 (filed herewith).
99.1	Press Release of Peninsula Gaming, LLC, dated February 2, 2011 (filed herewith).
99.2	Press Release of Peninsula Gaming, LLC, dated February 2, 2011 (filed herewith).
99.3	Press Release of Peninsula Gaming, LLC, dated February 3, 2011 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2011

PENINSULA GAMING, LLC

By: /s/ Natalie Schramm
Name: Natalie Schramm
Title: Chief Financial Officer

PENINSULA GAMING CORP.

By: /s/ Natalie Schrammm
Name: Natalie Schramm
Title: Chief Financial Officer